SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                       Date of Report:    January 6, 1999

               Date of Earliest Event Reported:  January 5, 1999



                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                             75-1475224
               ------                             ----------
      (Commission File Number)         (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600


ITEM 5.   OTHER EVENTS
          ------------

          (a) On January 5, 1999, Registrant issued a press release announcing that Robert Schutts, a longtime member of the Tandycrafts board of directors, passed away Tuesday, December 22, 1998.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number               Description
               -------   --------------------------------------

                 99 Copy of press release announcing that Robert Schutts, a longtime member of the Tandycrafts board of directors, passed away Tuesday, December 22, 1998.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                   TANDYCRAFTS, INC.


Date:  January 6, 1999             By:/s/ Michael J. Walsh
                                      ---------------------
                                      Michael J. Walsh
                                      President



Date:  January 6, 1999             By:/s/ James D. Allen
                                      ---------------------
                                      James D. Allen
                                      Chief Financial Officer